CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Virtus Insight Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     September 2, 2010               /s/ George R. Aylward
          -----------------               --------------------------------------
                                          George R. Aylward, President
                                          (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Virtus Insight Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    September 2, 2010                /s/ W. Patrick Bradley
         -----------------                --------------------------------------
                                          W. Patrick Bradley, Chief Financial
                                          Officer and Treasurer
                                          (principal financial officer)